SECURITIES ACT FILE NO. 333-59745


                          ING TAX EFFICIENT EQUITY FUND

                          SUPPLEMENT DATED MAY 10, 2002
                         TO THE CLASSES A, B, C, M AND T
            ING DOMESTIC EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2002

     The following language replaces the language under the heading "Investment Strategy" on page 28 of the prospectus:

     Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets in a portfolio of equity securities whose returns fluctuate with rising and falling stock market prices. The portfolio managers will manage the Fund's portfolio in a manner that will attempt to reduce net realized capital gains each year. An emphasis will be placed on common stocks of companies which the portfolio managers believe to have superior appreciation potential. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

In choosing investments for the Fund, the portfolio managers employ a highly disciplined investment process, combining macroeconomic analysis and fundamental company research that seeks to identify growth at a reasonable price:

     * The portfolio managers first determine the outlook for market sectors and industries based on business cycle characteristics.

     * The portfolio managers next search for companies with improving fundamentals.

     * Finally, the portfolio managers assess company stock prices relative to their inherent value, taking into account their expected earnings growth rates and to the overall equity markets.

The portfolio managers attempt to minimize tax consequences to investors by focusing on non-dividend paying or low-dividend paying stocks and by reducing annual portfolio turnover.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE